UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2015

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective February 19, 2015, the Company's Board of Directors approved an updated and revised Code of Conduct (the “Revised Code of Conduct”), following its periodic review of the Code of Conduct.  A copy of the Revised Code of Conduct is attached as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Revised Code of Conduct is also available on the Company's website at www.christopherandbanks.com by clicking on “For Investors” and then “Corp. Governance”.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	14.1	Code of Conduct of Christopher & Banks Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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CHRISTOPHER & BANKS CORPORATION

Date: February 23, 2015	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President,
General Counsel

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
February 19, 2015	001-31390

CHRISTOPHER & BANKS CORPORATION

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Exhibit Number	Description

14.1	Code of Conduct of Christopher & Banks Corporation.